EXHIBIT 32.1

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the amended quarterly report on Form 10-QSB of Universal Communication Systems, Inc. (the "Company") for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael J. Zwebner, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ Michael J. Zwebner
Dated: August 24, 2005               -------------------------------------------
                                 Michael J. Zwebner
                                 Chief Executive Officer, Chairman of the Board

This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.